                                                                   EXHIBIT 10.68

                                 AMENDMENT NO. 4
                                       TO
                                CREDIT AGREEMENT

            This AMENDMENT NO. 4 to CREDIT AGREEMENT, dated as of February 22,
2006 (this "Amendment"), is entered into among NALCO HOLDINGS LLC, a Delaware limited liability company ("Holdings"), NALCO COMPANY, a Delaware corporation
(the "U.S. Borrower") and CITICORP NORTH AMERICA, INC., in its capacity as administrative agent for the Lenders and as agent for the Secured Parties (in such capacity, the "Administrative Agent"), and amends the Credit Agreement dated as of November 4, 2003 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the
"Credit Agreement") entered into among Holdings, the U.S. Borrower, the institutions from time to time party thereto as Lenders (the "Lenders") and the
Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                                   WITNESSETH:

            WHEREAS, the U.S. Borrower has requested that the Lenders amend the
Credit Agreement to effect the changes described below;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

      SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

      The Credit Agreement is, effective as of the Amendment No. 4 Effective
Date, hereby amended to (a) delete the references to "2.00%" and "1.00%" in clause (ii) of the definition of "Applicable Margin" set forth in Section 1.01 of the Credit Agreement and replace such references with "1.75%" and "0.75%", respectively; and (b) delete section 9.08(g) of the Credit Agreement in its entirety.

      SECTION 2.  CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

            This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the "Amendment No. 4 Effective Date") by the
Administrative Agent:

            (a)   Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by Holdings, the U.S. Borrower, the
Administrative Agent, the Required Lenders and each of the Term B Lenders;

            (b)   Corporate and Other Proceedings. All corporate and other
proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent;

            (c)   No Default or Event of Default. After giving effect to
this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment No. 4 Effective Date;
and

            (d)   Fees and Expenses Paid. The U.S. Borrower shall have paid
all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this
Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and all other costs, expenses and fees due under any Loan Document.

      SECTION 3.  REPRESENTATIONS AND WARRANTIES

            On and as of the Amendment No. 4 Effective Date, after giving effect to this Amendment, the U.S. Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

            (a)   this Amendment has been duly authorized, executed and
delivered by the U.S. Borrower and Holdings and constitutes the legal, valid and binding obligations of the U.S. Borrower and Holdings enforceable against the
U.S. Borrower and Holdings in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the U.S. Borrower and Holdings enforceable against the U.S.
Borrower and Holdings in accordance with its terms;

            (b)   each of the representations and warranties contained in
Article III (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Amendment No. 4 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

            (c)   no Default or Event of Default has occurred and is continuing.

      SECTION 4.  FEES AND EXPENSES

            The U.S. Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.05 (Costs and Expenses) of the Credit
Agreement all reasonable out-of-pocket costs and expenses of the Administrative
Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

      SECTION 5.  REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

            (a)   As of the Amendment No. 4 Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the
Credit Agreement (including, without limitation, by means of words like
"thereunder", "thereof" and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit
Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit
Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 4 Effective Date.

            (b)   Except as expressly amended hereby or specifically waived
above, all of the terms and provisions of the Credit Agreement and all other
Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

            (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the U.S. Borrower, Lead Arranger or the
Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

            (d)   This Amendment is a Loan Document.

      SECTION 6.  EXECUTION IN COUNTERPARTS

            This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 7.  GOVERNING LAW

            This Amendment shall be governed by and construed in accordance with the law of the State of New York.

      SECTION 8.  SECTION TITLES

            The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

      SECTION 9.  NOTICES

            All communications and notices hereunder shall be given as provided in the Credit Agreement.

      SECTION 10. SEVERABILITY

            The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

      SECTION 11. SUCCESSORS

            The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      SECTION 12. WAIVER OF JURY TRIAL

            EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN
ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN
DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

                                        NALCO HOLDINGS LLC

                                        By:  /s/ Stephen N. Landsman
                                             -----------------------------------
                                             Name:  Stephen N. Landsman
                                             Title: Vice President

                                        NALCO COMPANY, as the U.S. Borrower

                                        By:  /s/ Stephen N. Landsman
                                             -----------------------------------
                                             Name:  Stephen N. Landsman
                                             Title: Vice President

                                        CITICORP NORTH AMERICA, INC.,
                                             as Administrative Agent and Lender

                                        By:  /s/ Daniel Gouger
                                             -----------------------------------
                                             Name:  Daniel Gouger
                                             Title: Vice President